UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

On February 13, 2013, Stanadyne Corporation (“Stanadyne”) and Jefferies Finance LLC (“Jefferies”) entered into a Second-Lien Term Loan Agreement (the “Term Loan Agreement”) providing for a term loan in an aggregate original principal amount of $25 million (with potential incremental term loans up to an additional $15 million in aggregate). The term loan is guaranteed by Stanadyne’s immediate parent, Stanadyne Intermediate Holding Corp. and is secured by a second-lien position in certain tangible and intangible assets of Stanadyne, including property, plant and equipment, fixed assets, copyrights, trademarks and patents. Covenants include restrictions on pre-payments, restrictions on dividends, and limitations on sales of assets and sale and leaseback transactions. The term loan bears interest at 10.0% per annum and matures on June 30, 2014. Interest only is payable quarterly. Prepayment may be required upon sales of assets or a change of control.

Concurrent with the Term Loan Agreement, on February 13, 2013, Stanadyne and Wells Fargo Capital Finance, LLC (“Wells Fargo”) entered into a Fifth Amendment to Credit Agreement (the “Fifth Credit Amendment”) and a Fifth Amendment to EXIM Guarantied Credit Agreement (the “Fifth EXIM Amendment”). The Fifth Credit Amendment increased the maximum revolver amount by $5 million, increasing the total commitment to $60.8 million. The Fifth Credit Amendment also increased interest rates based on levels of Availability (as defined by the Credit Agreement), and modified certain clauses within the inventory sub-facility to add an inventory block and within the accounts receivable sub-facility to increase the revolving line limit and to update the allowable customer concentration limits.

The purpose of the Fifth EXIM Amendment was to incorporate the modifications added by the Fifth Credit Amendment into the EXIM Guarantied Credit Agreement.

All other terms of the credit agreements were materially unchanged from the prior agreements.

Stanadyne has taken these actions in order to enhance its available liquidity during the production launch of new high pressure gasoline and diesel fuel pump products.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure under Item 1.01 of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1.1	Second-Lien Term Loan Agreement dated as of February 13, 2013 by and among Stanadyne Corporation, as the borrower, the Persons party hereto that are designated as Guarantors, Jefferies Finance LLC, as Administrative Agent and Collateral Agent, and the Lenders from time to time.

4.1.2	Second Lien Security Agreement dated as of February 13, 2013 made by Stanadyne Corporation, Stanadyne Intermediate Holding Corp., and Jefferies Finance LLC, in its capacity as collateral agent for the benefit of the Secured Parties.

4.1.3	Copyright Security Agreement dated as of February 13, 2013 among the Pledgor and Jefferies Finance LLC, in its capacity as Collateral Agent pursuant to the Second Lien Term Loan Agreement.

4.1.4	Trademark Security Agreement dated as of February 13, 2013 among the Pledgor and Jefferies Finance LLC, in its capacity as Collateral Agent pursuant to the Second Lien Term Loan Agreement.

4.1.5	Patent Security Agreement dated as of February 13, 2013 among the Pledgor and Jefferies Finance LLC, in its capacity as Collateral Agent pursuant to the Second Lien Term Loan Agreement.

4.2	Intercreditor Agreement dated as of February 13, 2013 entered into by and among Wells Fargo Capital Finance, LLC, in its capacity as administrative agent for the First Lien Claimholders, and Jefferies Finance LLC, in its capacity as collateral agent for the Second Lien Claimholders.

4.3	Fifth Amendment to Credit Agreement dated as of February 13, 2013 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

4.4	Fifth Amendment to EXIM Credit Agreement dated as of February 13, 2013 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: February 19, 2013	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: February 19, 2013	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

4.1.1	Second-Lien Term Loan Agreement dated as of February 13, 2013 by and among Stanadyne Corporation, as the borrower, the Persons party hereto that are designated as Guarantors, Jefferies Finance LLC, as Administrative Agent and Collateral Agent, and the Lenders from time to time.

4.1.2	Second Lien Security Agreement dated as of February 13, 2013 made by Stanadyne Corporation, Stanadyne Intermediate Holding Corp., and Jefferies Finance LLC, in its capacity as collateral agent for the benefit of the Secured Parties.

4.1.3	Copyright Security Agreement dated as of February 13, 2013 among the Pledgor and Jefferies Finance LLC, in its capacity as Collateral Agent pursuant to the Second Lien Term Loan Agreement.

4.1.4	Trademark Security Agreement dated as of February 13, 2013 among the Pledgor and Jefferies Finance LLC, in its capacity as Collateral Agent pursuant to the Second Lien Term Loan Agreement.

4.1.5	Patent Security Agreement dated as of February 13, 2013 among the Pledgor and Jefferies Finance LLC, in its capacity as Collateral Agent pursuant to the Second Lien Term Loan Agreement.

4.2	Intercreditor Agreement dated as of February 13, 2013 entered into by and among Wells Fargo Capital Finance, LLC, in its capacity as administrative agent for the First Lien Claimholders, and Jefferies Finance LLC, in its capacity as collateral agent for the Second Lien Claimholders.

4.3	Fifth Amendment to Credit Agreement dated as of February 13, 2013 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

4.4	Fifth Amendment to EXIM Credit Agreement dated as of February 13, 2013 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.